                        SCHEDULE 14A INFORMATION

                             (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT


                        SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
                           (Amendment No.  )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          NOBLE ROMAN'S, INC.
            (Name of Registrant as Specified in Its Charter)

    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total Fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                           March 28, 2000


Dear Shareholder:

     I cordially invite you to attend a special meeting of the shareholders of Noble Roman's, Inc., an Indiana corporation, to be held at 10:00 a.m. Eastern Standard Time on Tuesday, April 25, 2000, at the Indianapolis Athletic Club, 350 North Meridian Street, Indianapolis, Indiana 46204. The Notice of Special Meeting of Shareholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the special meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. If you attend the special meeting, you may withdraw your proxy and vote in person if you wish. Your vote is important regardless of the number of shares you own.

                                       Sincerely,

                                       /s/ A. Scott Mobley
                                       ----------------------------------
                                       A. Scott Mobley
                                       President

                          NOBLE ROMAN'S, INC.
                   ONE VIRGINIA AVENUE, SUITE 800
                    INDIANAPOLIS, INDIANA 46204
                           (317) 634-3377

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                TO BE HELD TUESDAY, APRIL 25, 2000

To Our Shareholders:

     We are contacting you to notify you that a special meeting of shareholders of Noble Roman's, Inc., an Indiana corporation, will be held at 10:00 a.m. Eastern Standard Time on Tuesday, April 25, 2000, at the Indianapolis Athletic Club, 350 North Meridian Street, Indianapolis, Indiana 46204 for the following purposes:

     1.   To adopt a proposal to amend our Articles of Incorporation to
          (i) increase the number of authorized shares of our capital stock to 30,000,000, (ii) increase the number of authorized shares of our common stock to 25,000,000, and (iii) create 5,000,000 shares of "blank check" preferred stock; and

     2. To transact any other business that is properly brought before the special meeting or any adjournment or postponement of the special meeting.

     Your board of directors has fixed the close of business on March 17, 2000 as the record date to determine the shareholders who are entitled to notice of, and to vote at, the special meeting. Please read carefully the accompanying proxy statement. The proxy statement describes the amendment to the Articles of Incorporation. The proxy statement and its annexes are deemed incorporated by reference in and form a part of this Notice.

     Please be advised that shareholders representing more than 50% of the outstanding common stock have signed an agreement to vote in favor of the amendment. Accordingly, this vote is sufficient to approve the amendment to our Articles of Incorporation.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME BEFORE THE PROXY HAS BEEN VOTED AT THE SPECIAL MEETING. IF YOU SIGN AND SEND IN YOUR PROXY CARD AND DO NOT INDICATE HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS CONSIDERED AT THE SPECIAL MEETING.

                                       By Order of the Board of Directors
                                       of Noble Roman's, Inc.


                                       /s/ A. Scott Mobley
                                       ----------------------------------
                                       A. Scott Mobley
March 28, 2000                         President

                        NOBLE ROMAN'S, INC.
                   ONE VIRGINIA AVENUE, SUITE 800
                    INDIANAPOLIS, INDIANA 46204
                           (317) 634-3377

                          PROXY STATEMENT

             FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                  HELD ON TUESDAY, APRIL 25, 2000
            APPROXIMATE DATE OF MAILING: MARCH 28, 2000


                              GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Noble Roman's, Inc., an Indiana corporation, for use at the special meeting of shareholders to be held on Tuesday, April 25, 2000 at 10:00 a.m., local time, at the Indianapolis Athletic Club, 350 North Meridian Street, Indianpolis, Indiana 46204, and any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of special meeting of shareholders.

     All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the amendment to our Articles of Incorporation as proposed by our board of directors. A shareholder who executes a proxy may revoke it at any time before it is exercised by delivering to us another proxy bearing a later date, by submitting written notice of such revocation to our corporate secretary or by personally appearing at the special meeting and casting a contrary vote.

     Please be advised that shareholders representing more than 50% of our outstanding common stock have signed an agreement to vote in favor of the amendment. Accordingly, this vote is sufficient to approve the amendment to our Articles of Incorporation.

     This proxy statement, the notice of special meeting and the accompanying proxy were first mailed to the holders of our common stock on or about March 28, 2000. We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on March 17, 2000 are entitled to notice of, and to vote at, the special meeting. On such date, there were 7,519,711 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted upon at the special meeting.

     To our knowledge, and except as set forth under "Security Ownership of Certain Beneficial Owners and Management," no person beneficially owned more than 5% of our common stock outstanding on March 17, 2000.


    PROPOSAL I:  AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE
     OUR AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK TO 30,000,000, TO INCREASE OUR NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 25,000,000
      AND TO CREATE 5,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK

     On March 15, 2000, our board of directors adopted resolutions amending, subject to shareholder approval at the special meeting, Article V of our Articles of Incorporation to (i) increase our authorized number of shares of capital stock to 30,000,000, (ii) increase our common stock from 9,000,000 shares to 25,000,000 shares and (iii) approve and authorize 5,000,000 shares of "blank check" preferred stock. A copy of the amendment is attached to this proxy statement as Annex A. Our Articles of Incorporation currently
                        -------
authorize the issuance of up to 9,000,000 shares of capital stock, all of which must be common stock. As of March 17, 2000, (i) 7,519,711 shares of our common stock were issued and outstanding, (ii) 3,684,679 shares of our common stock were reserved for issuance pursuant to outstanding warrants,
(iii) 365,750 shares of our common stock were reserved for issuance pursuant to our Employee Stock Option Plan, (iv) 2,767,844 shares of our common stock were reserved for issuance pursuant to convertible debt instruments, (v) 100,000 shares of our common stock were reserved pursuant to our ongoing private placement and (vi) 6,138,381 shares of our common stock were reserved for issuance pursuant to various instruments upon consummation of the Securities Purchase Agreement described below.

BACKGROUND OF THE AMENDMENT; REASONS FOR THE AMENDMENT

     In the latter part of 1999 and into 2000, we experienced material cash flow deficits and as a result, became delinquent on certain accounts payable to general creditors and on interest payments to The Provident Bank under our financing arrangements with the bank. In order to obtain the requisite capital necessary to allow us to pay our past due accounts and to continue to expand our non-traditional and co-brand franchising businesses, we entered into a Securities Purchase Agreement, dated February 8, 2000, by and between us, The Provident Bank and certain other investors.

     Pursuant to the Securities Purchase Agreement, certain investors, other than the bank, agreed to purchase in the aggregate, 1,715,000 shares of our common stock for an aggregate purchase price of $1,715,000. Additionally, The Provident Bank agreed to convert $1,643,091 of a term loan into 1,643,091 shares of our common stock and $4,929,275 of that loan into 4,929,275 shares of our preferred stock which may be converted into shares of our common stock at a price of $3.00 per share.

     Currently, our Articles of Incorporation do not provide for the issuance of convertible preferred stock and do not authorize for issuance enough shares of common stock to complete the transactions contemplated by the Securities Purchase Agreement. As a result, the consummation of the Securities Purchase Agreement is conditioned on the approval by our shareholders of the amendment.

     Please be advised that shareholders representing more than 50% of the outstanding common stock have signed an agreement to vote in favor of the amendment. Accordingly, this vote is sufficient to approve the amendment to our Articles of Incorporation.

     Your board of directors believes that the creation of 5,000,000 shares of "blank check" preferred stock (whereby the board of directors may determine, in whole or in part, the preferences, limitations, and relative voting and other rights of the preferred stock without shareholder approval) and the increase to 25,000,000 of the number of authorized shares of our common stock will allow us to generate the additional capital necessary for continued expansion of our non-traditional and co-brand franchising businesses. Upon approval of the proposed amendment to our Articles of Incorporation by the requisite vote of our shareholders at the special meeting, such amendment will become effective when the Certificate of Amendment to our Articles of Incorporation is filed with the Secretary of State of the State of Indiana.

     Upon approval of the proposed amendment to our Articles of Incorporation at the special meeting, our board of directors will create a series of preferred stock to be designated as series A convertible preferred stock and authorize the issuance of 4,929,275 shares of such series of preferred stock to The Provident Bank in connection with the transactions contemplated by the Securities Purchase Agreement. The powers, preferences, rights, qualifications, limitations and restrictions of such series of preferred stock are set forth in Annex B to this proxy
                                                   -------
statement.

     Other than as discussed above, we have no present plans to issue any shares of our common or preferred stock. It should be noted that any issuance of additional shares of our common stock could be disadvantageous to existing shareholders because such issuance might serve to dilute their percentage interest in the company. Holders of our common stock do not have preemptive rights to purchase any additional shares of our common stock that may be issued. We would not be required to obtain shareholder approval to issue authorized but unissued shares of our common stock, unless required to do so by applicable law or the rules of any stock exchange on which our shares may be listed. Upon approval of the amendment to our Articles of Incorporation and upon consummation of the transactions contemplated by the Securities Purchase Agreement, 10,877,802 shares of our common stock will be issued and outstanding and 14,122,198 shares of our common stock will be authorized and unissued; provided, however, only
                                                  -----------------
4,423,634 shares of our common stock will be authorized, unissued and unreserved in accordance with our outstanding obligations.

     The authorized but unissued shares of our common stock also could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of Noble Roman's. For example, the shares could be privately placed with purchasers who might support the board of directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of our Articles of Incorporation. To the extent that it impedes any such attempts, the issuance of shares following the amendment may serve to perpetuate existing management.

     The additional authorized shares of our common stock would have the same rights and privileges as the shares of our common stock presently authorized and/or outstanding.

REQUIRED VOTE

     Pursuant to Chapter 38, Section 3 of the Indiana Business Corporation Law, approval of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the shares of our common stock outstanding as of March 17, 2000, present in person or by proxy at a shareholder meeting duly called and held.

RECOMMENDATION OF THE BOARD

     OUR BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THE AMENDMENT TO OUR ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF NOBLE ROMAN'S AND OUR SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDMENT.

                        INTERESTS OF CERTAIN PERSONS

     Mr. Coape-Arnold is the vice president of TradeCo Global Securities, Inc., a corporate finance firm. We currently pay TradeCo a monthly retainer of $5,000 to provide advice to management in the areas of corporate finance, strategic direction and financial structuring. Such monthly retainer will increase to $10,000 upon consummation of the Stock Purchase Agreement described above. Additionally, under the Securities Purchase Agreement we will pay TradeCo a transaction fee of $137,200 payable in the form of a Senior Secured Participating Income Note upon approval of the amendment and consummation of the transactions contemplated by the Securities Purchase Agreement.

     The Provident Bank is a holder of more than 5% of our common stock and will be a holder of more than 5% of our series A convertible preferred stock upon approval of the amendment and consummation of the transactions contemplated by the Securities Purchase Agreement. In connection with the consummation of the Securities Purchase Agreement, The Provident Bank will convert $1,643,091 of a term loan into 1,643,091 shares of our common stock and $4,929,275 of a term loan into 4,929,275 shares of our series A convertible preferred stock which may be converted to our common stock at a price of $3.00 per share. The Provident Bank also extends credit to us under certain credit facilities.

     In connection with the Securities Purchase Agreement described above, Paul W. Mobley will receive warrants to purchase 700,000 shares of our common stock at a price of $2.00 per share, in the event of (i) a change in control of Noble Roman's, (ii) the sale of substantially all of our assets, or (iii) the merger or consolidation of us with another entity.

     In connection with the Securities Purchase Agreement described above, A. Scott Mobley will receive warrants to purchase 300,000 shares of our common stock at a price of $2.00 per share, in the event of (i) a change in control of Noble Roman's, (ii) the sale of substantially all of our assets, or (iii) the merger or consolidation of us with another entity.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the amount of our common stock beneficially owned, as of March 17, 2000, by each of our directors, our executive officers who earned more than $100,000 in total compensation for the year ended December 31, 1999, any person who is known by us to own beneficially more than 5% of our common stock and all our directors and executive officers as a group:

                                                       NUMBER OF SHARES         PERCENT OF OUTSTANDING
      NAME AND ADDRESS                              BENEFICIALLY OWNED<F1>         COMMON STOCK<F2>
      ----------------                              ----------------------      ----------------------
Paul W. Mobley                                          2,229,013 <F3>                  25.27
      One Virginia Avenue, Suite 800
      Indianapolis, Indiana 46204

A. Scott Mobley                                           913,326 <F4>                  11.03
      One Virginia Avenue, Suite 800
      Indianapolis, Indiana 46204

Provident Financial Group, Inc.                         5,092,250 <F5>                  50.68
      One E. Fourth Street
      Cincinnati, Ohio 45202

Donald A. Morrison, III                                    72,919 <F6>                    .97
      320 N. Meridian, #412
      Indianapolis, Indiana 46204

Douglas H. Coape-Arnold                                 1,771,625 <F7>                  20.75
      110 E. 59th Street, 18th Floor
      New York, New York 10022

Geovest Capital Partners, L.P.                          1,771,625 <F8>                  20.75
      110 E. 59th Street, 18th Floor
      New York, New York 10022

James Lewis                                             4,364,136 <F9>                  44.58
      110 E. 59th Street, 18th Floor
      New York, New York 10022

Hamilton Medaris Corp.                                    500,000                        6.65

All Executive Officers and
      Directors as a Group (8 persons)                  5,089,883                       47.56

---------------------
<F1> All shares owned directly unless otherwise noted.


                                        - 4 -

<F2> The percentage calculations are based upon 7,519,711 shares of our common stock issued and outstanding as of March 17, 2000 and, for each officer or director of the group, the number of shares subject to options or conversion rights exercisable currently or within 60 days of March 17, 2000.

<F3> This total includes a warrant to purchase 600,000 shares of our common stock at an exercise price of $.40 per share issued November 19, 1997 in connection with the financial restructuring with The Provident Bank and a warrant to purchase 700,000 shares of our common stock at an exercise price of $2.00 per share, in the event of (i) a change of control in Noble Roman's, (ii) the sale of substantially all of Noble Roman's assets, or (iii) the merger or consolidation of Noble Roman's with another entity.

<F4> Includes 60,000 shares subject to options granted under our employee stock option plan which are exercisable at $4.25 per share for 6,500 common shares, $3.63 per share for 4,500 common shares, $3.25 per share for 6,500 common shares, $3.68 per share for 7,500 common shares, $6.44 per share for 5,000 common shares, $1.75 per share for 20,000 common shares and $1.00 per share for 10,000 common shares. Also includes a warrant to purchase 400,000 shares of our common stock at an exercise price of $.40 per share issued November 19, 1997 in connection with the financial restructuring with The Provident Bank and a warrant to purchase 300,000 shares of our common stock at an exercise price of $2.00 per share, in the event of (i) a change of control in Noble Roman's,
     (ii) the sale of substantially all of Noble Roman's assets, or
     (iii) the merger or consolidation of Noble Roman's with another entity.

<F5> This total includes warrants to purchase in the aggregate 385,000 shares of our common stock at $.01 per share. The warrants were granted to Provident Financial Group as partial consideration for its obligations pursuant to an Amended and Restated Credit Agreement. The total also includes 1,643,091 shares of our common stock which Provident's 4,929,275 shares of our preferred stock may be converted into and 500,002 shares of our common stock which Provident's PIK notes are convertible into.

<F6> This total includes 70,219 shares owned by Traub and Company, Inc.
     in its investment account, of which Mr. Morrison is shareholder. Mr. Morrison disclaims beneficial ownership of such shares beyond his interest in Traub and Company.

<F7> This total includes 1,771,625 shares beneficially owned by Geovest
     Capital Partners, L.P. in its investment account, of which Mr. Coape-Arnold is managing general partner. Mr. Coape-Arnold disclaims beneficial ownership of such shares beyond his interest in Geovest Capital Partners.

<F8> Includes warrants to purchase 20,000 shares of our common stock at $.01 per share obtained from The Provident Bank and 1,000,000 shares of our common stock convertible from participating income notes.

<F9> This total includes 138,580 shares of our common stock owned by
     James Lewis Family Trust, 200,000 shares of our common stock owned by James W. Lewis MPP, 520,000 shares of our common stock convertible from participating income notes, 50,000 shares of our common stock convertible from participating income notes owned by James Lewis Family Investment, L.P., 100,000 shares of our common stock convertible from participating income notes owned by James
     W. Lewis IRA, 100,000 shares of our common stock convertible from participating income notes owned by James W. Lewis MPP and a warrant to purchase 1,500,000 shares of our common stock at $.01 per share obtained from The Provident Bank.

                     INDEPENDENT PUBLIC ACCOUNTANTS

        Rubin, Brown, Gornstein & Co. LLP has been engaged as our independent accountants for the year ended December 31, 1999 and has been selected by the board of directors to continue in such capacity during 2000. No representatives of Rubin, Brown, Gornstein & Co. LLP will be present at our special meeting to respond to questions from our shareholders.

                      FUTURE SHAREHOLDER PROPOSALS

     Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2000 annual meeting of shareholders must be received at our offices, c/o corporate secretary, One Virginia Avenue, Suite 800, Indianapolis, Indiana, 46204 by not later than 60 days prior to the date of the annual meeting of shareholders.

     Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
(b) as to any other business that
the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of our shares that are owned beneficially and of record by such shareholder and such beneficial owner.


                          DISCRETIONARY VOTING

     At our 2000 annual meeting of shareholders, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which we were provided with notice after the date 75 days prior to the date of the annual meeting of shareholders. In addition, we will include in the proxy statement advice on the nature of the matter and how the individuals named in the proxy relating to such meeting intend to exercise their discretion to vote on each matter submitted to us on or before 75 days prior to the date of the annual meeting of shareholders. Notwithstanding the above, the individuals named in the proxy relating to such meeting shall not exercise discretionary authority over a matter if: (i) we receive notice of such matter at least 75 days prior to the date of the annual meeting of shareholders; (ii) at least 75 days prior to the date of the annual meeting of shareholders, the proponent of such matter provides us with a written statement that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under Indiana law to carry the proposal; (iii) the proponent includes the same statement in its proxy materials filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended; and (iv) immediately after soliciting the percentage of shareholders required to carry the proposal, the proponent provides us with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under Indiana law to carry the proposal.


                             ANNUAL REPORT

     Our Annual Report on Form 10-K for the year ended December 31, 1998 (excluding exhibits) has been previously mailed to our shareholders.


                  INCORPORATION OF CERTAIN DOCUMENTS

     We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You can inspect and copy these reports, proxy statements and other information at the public reference facilities of the Securities and Exchange Commission, in Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Suite 1400, Citicorp Center, 500 W. Madison Street, Chicago, Illinois 60661-2511. You can also obtain copies of these materials from the public reference section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Securities and Exchange Commission also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission (http://www.sec.gov).

     The Securities and Exchange Commission allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring to those documents. The information incorporated by reference is an important part of this proxy statement, and information that we file later with the Securities and Exchange Commission will automatically update and supersede this information. We incorporate by reference the following documents we filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended:

        * Annual Report on Form 10-K for the year ended December 31, 1998;

        * Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

        * Our Form 8-K dated February 8, 2000; and

        * All documents filed by us with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 before the date of the special meeting.

     You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

             Noble Roman's Inc.
             One Virginia Avenue, Suite 8000
             Indianapolis, Indiana 46204
             Telephone: (317) 634-3377
             Attention: Linda Minett


                             OTHER BUSINESS

     Our board of directors is not aware of any business to be presented at our special meeting other than that referred to in the Notice of Special Meeting of Shareholders and discussed herein. No other matters may properly come before the special meeting.


                                       A. SCOTT MOBLEY
                                       PRESIDENT

March 28, 2000
Indianapolis, Indiana

                                                              ANNEX A
                                                              -------

                         ARTICLES OF AMENDMENT
                               OF THE
                       ARTICLES OF INCORPORATION
                                 OF
                          NOBLE ROMAN'S, INC.


                PURSUANT TO I.C. 23-1-38-1 ET SEQ. OF
                THE INDIANA BUSINESS CORPORATION LAW


     The undersigned officer of Noble Roman's, Inc. (the "Corporation"), an Indiana corporation incorporated on September 21, 1972 and existing under and pursuant to the provisions of the Indiana Business Corporation Law, as amended (the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, does hereby certify the following facts:

     FIRST: The exact text of Article V, Section 1 of the Corporation's Articles of Incorporation shall read as follows:

               Section 1.  Number.  The total number of shares which
               ---------   ------
          the Corporation has authority to issue is 30,000,000 shares without par value.

     SECOND: The exact text of Article V, Section 2, Paragraph 1 of the Corporation's Articles of Incorporation shall read as follows:

               1. The class and number of shares within each class which the Corporation has authority to issue is 25,000,000 shares of common stock and 5,000,000 shares of preferred stock.

     THIRD: Each amendment was duly adopted by the shareholders of the Corporation on April __, 2000.

     FOURTH: The shareholders of the Corporation entitled to vote in respect to the amendments adopted the proposed amendments. The amendments were adopted by the vote of the shareholders of the Corporation during a meeting called by the Board of Directors. The result of such vote is as follows:

          ___________ Shares entitled to vote.

          ___________ Shares represented at the meeting.

          ___________ Shares voted in favor.

          ___________ Shares voted against.

     FIFTH: The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation and the By-Laws of the Corporation.

      [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned hereby verifies, subject to the penalties of perjury, that the statements contained herein are true, this ____ day of _____________, 2000.


                                 NOBLE ROMAN'S, INC.



                                 By:_____________________________________
                                    Paul W. Mobley, Chairman of the Board
                                    and Chief Executive Officer

                                                                ANNEX B
                                                                -------


                  SERIES A CONVERTIBLE PREFERRED STOCK
                  ------------------------------------


Pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Articles of Incorporation, as amended, a series of Preferred Stock of the Corporation be and it is hereby created, pursuant to which Four Million Nine Hundred Twenty-Nine Thousand Two Hundred Seventy-Five (4,929,275) shares of the Preferred Stock shall be designated Series A Convertible Preferred Stock (the "Preferred Shares") and the powers, preferences and relative, participating, optional and other special rights of such Preferred Shares, and the qualifications, limitations or restrictions thereof are as follows:

     SECTION 1.   LIQUIDATION.
     ----------   -----------

          1.1  PREFERENCE.  Upon any voluntary or involuntary
               ----------
liquidation, dissolution or winding up of the Corporation, each holder of Preferred Shares will be entitled to be paid, before any distribution or payment is made upon any Common Shares, Common Share Equivalents or any other securities which may be subordinated to the Preferred Shares with respect to the liquidation preference set forth in this Section 1.1, an amount in cash or other assets or property equal to the aggregate Liquidation Value of all of such holder's Preferred Shares. After payment of such aggregate Liquidation Value in respect of the Preferred Shares, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of Common Shares in proportion to the Common Shares then held by them.

          1.2  INSUFFICIENT FUNDS.  If upon any liquidation,
               ------------------
dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets available for distribution to the shareholders of the Corporation (the "Distributable Funds") are insufficient to permit the payment to the holders of Preferred Shares of the full preferential amount set forth in Section 1.1 above, then the Distributable Funds shall be distributed to the holders of Preferred Shares, ratably in proportion to the number of Preferred Shares held by each such holder on the date of liquidation, dissolution or winding up of the Corporation.

          1.3  NOTICE.  Unless such liquidation, dissolution or
               ------
winding up of the Corporation is waived by the holders of a majority of the Preferred Shares then outstanding in writing pursuant to Section 1.4, the Corporation will mail written notice of such liquidation, dissolution or winding up not less than 30 days prior to the payment date stated therein to each record holder of Preferred Shares.

          1.4  OTHER LIQUIDATION EVENTS.  Any (a) sale or issuance
               ------------------------
or series of sales and/or issuances of shares of the Corporation's capital stock by the Corporation or any holders thereof, including without limitation pursuant to any merger, consolidation or other Organic Change, which results in any Person or group of affiliated Persons (other than the holders of Common Shares and Preferred Shares as of the date of the Closing under the Securities Purchase Agreement) owning capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Board, (b) Organic Change in which the stockholders of the Corporation immediately prior to the transaction possess less than 50% of the voting power of the surviving entity (or its parent) immediately after the transaction, (c) sale or transfer of all or substantially all of the assets of the Corporation, or of the Corporation and its Subsidiaries on a consolidated basis, in any transaction or series of related transactions, (d) Insolvency Event, (e) refinancing, recapitalization or restructuring of the Corporation's debt or equity, or (f) taking of any action described in Section 8.2 without obtaining the necessary consent set forth in such Section, shall be deemed to be a liquidation, dissolution or winding up for purposes of Section 1.1 above, resulting in the redemption of the Preferred Shares upon payment of the aggregate Liquidation Value therefor in accordance with Section 1.1, unless the holders of a majority of the Preferred Shares then outstanding elect by written notice to the Corporation that such event shall not be deemed a liquidation.

     SECTION 2.   DIVIDENDS.
     ---------    ---------

     If at any time the Corporation pays any dividends or makes any other distributions with respect to the Common Shares, the Corporation shall pay at such time to each holder of Preferred Shares the dividends or other distributions which such holder would have been entitled to receive had such holder converted all of its Preferred Shares into Common Shares on the date as of which the holders of Common Shares of record entitled to such dividends or other distributions were determined.

     SECTION 3.   CONVERSION.
     ----------   ----------

          3.1  CONVERSION PROCEDURE.
               --------------------

               (a) At any time and from time to time, any holder of Preferred Shares may convert all or any portion of the Preferred Shares held by such holder into the number of Common Shares computed by (i) multiplying the number of Preferred Shares to be converted by $1.00 and (ii) dividing the resulting product by the Conversion Price then in effect (as determined in Section 3.2 below).

               (b) Each conversion of Preferred Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Shares to be converted have been surrendered at the principal office of the Corporation accompanied by a written request for conversion. At such time as such conversion has been effected, the rights of the holder of such Preferred Shares will cease and the Person or Persons in whose name or names any certificate or certificates for Common Shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of the Common Shares represented thereby.

               (c) As soon as possible, but in no event longer than ten business days, after a conversion has been effected, the Corporation will deliver to the converting holder:

                    (i)   a certificate or certificates
          representing the number of Common Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                    (ii) payment in an amount equal to the amount payable under Section 3.1(f) below with respect to such conversion; and

                    (iii) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

               (d) The issuance of certificates for Common Shares upon conversion of Preferred Shares will be made without charge to the holders of such Preferred Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Common Shares. Upon conversion of each Preferred Share, the Corporation will take all such actions as are necessary in order to insure that the Common Shares issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

               (e) The Corporation will not close its books against the transfer of Preferred Shares or Common Shares issued or issuable upon conversion of Preferred Shares in any manner which interferes with the timely conversion of Preferred Shares.

               (f) If a fractional interest in a Common Share would, but for this Section 3.1(f), be deliverable upon any conversion of the Preferred Shares, the Corporation shall, in lieu of delivering a fractional interest thereof, pay an amount to the holder thereof equal to the Market Price of such fractional interest as of time of conversion.

               (g) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of issuance upon the conversion of the Preferred Shares, such number of Common Shares issuable upon the conversion of all outstanding Preferred Shares based upon the Conversion Price then in effect. All Common Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes (other than taxes assessable on or against such holder), liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such Common Shares may be so issued without violation of any applicable law or governmental regulation applicable to the Corporation or generally applicable to transactions of such type or any requirements of any domestic securities exchange upon which Common Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

          3.2  CONVERSION PRICE.
               ----------------

               (a)  Initial Conversion Price.  The initial
                    ------------------------
     Conversion Price will be $3.00. In order to prevent dilution of the conversion rights granted to holders of Preferred Shares hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 3.2 and Sections 3.4 and 3.5 below. For purposes of this

     Section 3.2, the Corporation shall be deemed to have issued or sold Common Shares as set forth in Section 3.3 below.

               (b)  Adjustment for Dilutive Events.  If and whenever
                    ------------------------------
     on or after February 8, 2000 the Corporation issues or sells, or in accordance with Section 3.3 below is deemed to have issued or sold, any Common Shares for consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale (a "Dilutive Event"), then forthwith upon the occurrence of any such Dilutive Event the Conversion Price will be reduced so that the Conversion Price in effect immediately following the Dilutive Event will equal the quotient derived by dividing (i) the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Event times the number of Common Shares Deemed Outstanding immediately prior to such Dilutive Event, plus (y) the consideration, if any, received by the Corporation pursuant to such Dilutive Event, by (ii) the number of Common Shares Deemed Outstanding immediately after such Dilutive Event. As used in this
     Section 3.2(b) and in Section 3.3 below, the term "Common Shares" includes Common Share Equivalents.

          3.3  COMMON SHARES DEEMED OUTSTANDING.  For purposes of
               --------------------------------
determining the adjusted Conversion Price pursuant to Section 3.2(b) above, each of the following events shall be deemed to be an issuance and sale of Common Shares by the Corporation and the "Common Shares Deemed Outstanding" shall be the number of Common Shares actually issued and outstanding plus the number of Common Shares deemed outstanding as a result of the following events as set forth below:

               (a)  Issuance of Rights, Warrants or Options. If
                    ---------------------------------------
     after February 8, 2000 (i) the Corporation in any manner grants any rights, warrants or options to subscribe for or to purchase Common Shares or any securities convertible into or exchangeable for Common Shares (such rights or options referred to herein as "Options" and such convertible or exchangeable stock or securities referred to herein as "Convertible Securities") and (ii) the Price Per Share of Common Shares issuable upon the exercise of such Options, or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then (x) the
                                                        ----
     total maximum amount of such Common Shares issuable upon the exercise of such Options or upon conversion or exchange of the total maximum number of Convertible Securities issuable upon the exercise of such Options will be deemed to be Common Shares issued and sold by the Corporation, (y) the consideration received pursuant to the Dilutive Event will equal the Price Per Share times the number of Common Shares so deemed issued and sold by the Corporation and (z) the number of Common Shares so deemed issued and sold by the Corporation shall be included in the Common Shares Deemed Outstanding. For purposes of this Section 3.3(a), the "Price Per Share" will be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the

     Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (ii) the total maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Shares are actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (b)  Issuance of Convertible Securities. If after
                    ----------------------------------
     February 8, 2000 (i) the Corporation in any manner issues or sells any Convertible Securities and (ii) the Price Per Share of Common Shares issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then (A) the maximum number of Common Shares
                    ----
     issuable upon conversion or exchange of such Convertible Securities will be deemed to be Common Shares issued and sold by the Corporation, (B) the consideration received pursuant to the Dilutive Event will equal the Price Per Share times the number of Common Shares so deemed issued and sold by the Corporation and (C) the number of Common Shares so deemed issued and sold by the Corporation shall be included in the Common Shares Deemed Outstanding. For the purpose of this Section 3.3(b), the "Price Per Share" will be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made when Common Shares are actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments to the Conversion Price had been or are to be made pursuant to Section 3.3(a) above, no further adjustment of the Conversion Price will be made by reason of such issue or sale.

               (c)  Change in Option Price or Conversion Rate;
                    ------------------------------------------
     Expiration of Options, Convertible Securities.  If at any time
     ---------------------------------------------
     there is a change in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Shares, then the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect had those Options or Convertible Securities still outstanding at the time of such change provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, such adjustment will not be effective until 30 days after written notice thereof has been given by the Corporation to all holders of the Preferred Shares. Any adjustment of the Conversion Price pursuant to Section 3.2(b) that relates to an Option or Convertible Security shall be disregarded to the extent that the right to exercise such Option or convert such Convertible Security expires or is canceled without being exercised, so that the

     Conversion Price in effect immediately after such expiration or cancellation shall be equal to the Conversion Price in effect immediately prior to the time of the issuance of the expired or canceled Option or Convertible Security, with such additional adjustments as would have been made to that Conversion Price had the expired or canceled Option or Convertible Security not been issued.

               (d)  Calculation of Consideration Received.  If any
                    -------------------------------------
     Common Shares, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor or the Price Per Share, as the case may be, will be deemed to be the net amount received or to be received, respectively, by the Corporation therefor. In case any Common Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation or the non-cash portion of the Price Per Share, as the case may be, will be the fair market value of such consideration received or to be received, respectively, by the Corporation; except where such consideration consists of securities, in which case the amount of consideration received or to be received, respectively, by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Shares, Options or Convertible Securities are issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Shares, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash and securities will be determined jointly by the Corporation and the holders of a majority of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair market value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Preferred Shares; the cost of such appraiser shall be shared equally by the Corporation and the holders of the Preferred Shares.

               (e)  Integrated Transactions.  In case any Option is
                    -----------------------
     issued in connection with the issuance or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration of $1.00.

               (f)  Treasury Shares.  The number of Common Shares
                    ---------------
     Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Shares by the Corporation.

               (g)  Record Date.  If the Corporation takes a record
                    -----------
     of the holders of Common Shares for the purpose of entitling them
     (i) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities or (ii) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (h)  Exclusion.  Notwithstanding the foregoing, the
                    ---------
     following shall not constitute an issuance and sale of Common Shares by the Corporation for purposes of Section 3.2:

                    (i)   Common Shares issued or issuable upon
          conversion of Preferred Shares;

                    (ii)  Common Shares issued or issuable as a
          dividend or distribution on Preferred Shares;

                    (iii) up to 365,750 Common Shares issued to directors, officers or employees of, or consultants to, the Corporation pursuant to an agreement or an option plan or purchase plan or other stock incentive program for directors, officers, employees or consultants (other than Paul W. Mobley or A. Scott Mobley) approved by the Board of Directors (the "Employee Stock Options"), as adjusted for any stock dividend, stock split or other recapitalization occurring after February 8, 2000;

                    (iv)  Common Shares issued pursuant to the
          exercise of any Option (other than an Employee Stock Option) or conversion of any Convertible Security issued and outstanding on or before February 8, 2000;

                    (v) Common Shares and Convertible Securities issued pursuant to (A) that certain Securities Purchase Agreement dated as of February 8, 2000 between the Corporation and the other parties thereto, and (B) that certain Securities Purchase Agreement dated as of April 30, 1999 between the Corporation and the other parties thereto, including, without limitation, additional Convertible Securities issued pursuant to the terms thereof in lieu of interest and Common Shares issued upon conversion of any such Convertible Securities (collectively, the "Investor Securities"); and

                    (vi) to the extent the Corporation declares a dividend or other distribution with respect to its Common Shares generally and pays such dividend or other distribution in the form of Common Shares, the Common Shares issued or issuable by way of such dividend or other distribution with respect to Common Shares excluded from the definition of Common Shares Deemed Outstanding by this Section.

          3.4  SUBDIVISION OR COMBINATION OF COMMON SHARES.  If the
               -------------------------------------------
Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          3.5  ORGANIC CHANGE.
               --------------

               (a)  Corporation Survives.  Upon the consummation of
                    --------------------
     an Organic Change (other than a transaction in which the Corporation is not the surviving entity) the terms of the Preferred Shares shall be deemed modified, without payment of any additional consideration therefor, so as to provide that upon the conversion of Preferred Shares following the consummation of such Organic Change, the holder of such Preferred Shares shall have the right to acquire and receive (in lieu of or in addition to, the Common Shares acquirable and receivable prior to the Organic Change) such shares of stock, securities or assets as such holder would have received if such holder had converted its Preferred Shares into Common Shares immediately prior to such Organic Change, in each case giving effect to any adjustment of the Conversion Price made after the date of consummation of the Organic Change. All other terms of the Preferred Shares shall remain in full force and effect following such an Organic Change. The provisions of this Section 3.5(a) shall similarly apply to successive Organic Changes.

               (b)  Corporation Does Not Survive.  The Corporation
                    ----------------------------
     shall not enter into an Organic Change that is a transaction in which the Corporation is not the surviving entity unless the surviving entity issues new securities, without payment of any additional consideration therefor, with terms that provide that upon the conversion of such securities following the consummation of such Organic Change, the holder of such securities shall have the right to acquire and receive (in lieu of or in addition to the Common Shares acquirable and receivable prior to the Organic Change) such shares of stock, securities or assets as such holder would have received if such holder had converted its Preferred Shares into Common Shares immediately prior to such Organic Change, in each case giving effect to any adjustment of the Conversion Price of such new securities made after the date of consummation of the Organic Change on an equivalent basis to the adjustments provided for the Preferred Shares Conversion Price herein. All other terms of the new securities shall be equivalent to the terms of the Preferred Shares provided for herein. The provisions of this Section 3.5(b) shall similarly apply to successive Organic Changes.

          3.6  NOTICES.
               -------

               (a)  Immediately upon any adjustment of the
     Conversion Price, the Corporation shall give written notice thereof to all holders of Preferred Shares specifying the Conversion Price in effect thereafter with respect to the particular holder.

               (b) The Corporation shall give written notice to all holders of Preferred Shares at least five days prior to the date on which the Corporation closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Corporation shall also give written notice to the holders of Preferred Shares at least 20 days prior to the date on which any Organic Change shall occur.

          3.7  CERTAIN EVENTS.  If any event similar to or of the
               --------------
type contemplated by the provisions of this Section 3, but not expressly provided for by such provisions, occurs, then the Board will make an appropriate and equitable adjustment in the Conversion Price so as to protect the rights of the holders of Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 3 or decrease the number of Common Shares issuable upon conversion of each Preferred Share.

     SECTION 4.   PURCHASE RIGHTS.
     ---------    ---------------

     If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Shares ("Purchase Rights"), then each holder of Preferred Shares shall be entitled to such Purchase Rights, ratably in proportion to the number of Common Shares each such holder would have held if each had converted all Preferred Shares held by it into Common Shares on the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issuance or sale of such Purchase Rights.

     SECTION 5.   PRE-EMPTIVE RIGHTS.
     ---------    ------------------

     If the Corporation authorizes the issuance and sale of any Additional Securities, the Corporation will offer to sell to the holders of Preferred Shares, and each holder of Preferred Shares may elect to purchase, up to that number of Additional Securities such that following such purchase, the holder is able to maintain the same percentage ownership (on a fully-diluted basis) of the outstanding Common Shares of the Corporation which such holder possessed by virtue of its ownership of Preferred Shares (or Common Shares resulting from the conversion thereof) immediately prior to the issuance and sale of the Additional Securities. Holders of Preferred Shares will be entitled to purchase the Additional Securities at the same price and upon the same terms as such securities are being offered to any other Persons; provided that, if such Persons are to pay for such Additional Securities in whole or in part with consideration other than cash, then the Board shall make a good faith determination of the fair market value of such non-cash consideration and the holders of the Preferred Shares will be entitled to pay cash equal to the fair market value of the non-cash consideration such holders would otherwise pay hereunder in the purchase of such Additional Securities. Notwithstanding the foregoing, a holder of Preferred Shares will not be permitted to exercise its rights under this
Section 5 unless such holder agrees to purchase all securities offered as a package or unit in the issuance of the Additional Securities. The Corporation must give written notice of the issuance of Additional Securities, which notice shall set forth the price and other terms of such issuance, to the holders of Preferred Shares no later than 30 days prior to the issuance date of the Additional Securities (the "Issuance Date"). Upon receipt of such notice, the holders may exercise the right granted by this Section 5 by giving written notice to the Corporation within 30 days following receipt of the aforesaid notice, which written notice from a holder shall specify the number of Additional Securities being purchased by such holder and be accompanied by a cashier's or certified check in the full amount of the price for the Additional Securities being purchased. The Corporation shall promptly make delivery to such holders of certificates for the Additional Securities or other securities upon execution of such documents and instruments as shall govern the issuance of such Additional Securities or other securities. Notwithstanding the foregoing, if a holder of Preferred Shares exercises its rights under this Section 5, such holder shall not be required to purchase the Additional Securities unless and until all other parties have purchased their Additional Securities. If a holder of Preferred Shares who is not required to purchase Additional Securities pursuant to the immediately preceding sentence exercises such holder's rights under this Section 5 following the Issuance Date, then such holder shall be deemed to have owned the Additional Securities purchased by it as of the Issuance Date for the purpose of any benefits of ownership relating to such Additional Securities, including the right to receive cash or stock dividends declared or other distributions, to participate in a merger or reorganization or to reflect any reclassification of Additional Securities between the Issuance Date and the date upon which such holder purchases the Additional Securities.


     SECTION 6.   TAG-ALONG RIGHTS.
     ---------    -----------------

     6.1  NOTICE OF PURCHASE OFFERS. In the event any person holding
          -------------------------
Common Shares constituting "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act"), and also being more than 20% of the Common Shares of the Corporation ("Central Shareholder"), decides to sell any of his, her or its Common Shares pursuant to a bona fide written offer received or sent by such person (collectively a "Purchase Offer"), then such Central Shareholder shall promptly notify each holder of Preferred Shares of the terms and conditions of such Purchase Offer.

     6.2     Right to Participate.  Each holder of Preferred Shares
             --------------------
shall have the right, exercisable upon written notice to the Central Shareholder within 30 business days after receipt of the notice of the Purchase Offer, to participate in such Central Shareholder's sale of Common Shares on the same terms and conditions. To the extent the holder of Preferred Shares exercises such right to participation, the number of Common Shares which such Central Shareholder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation of the holder of Preferred Shares shall be subject to the following terms and conditions:

             (a) The holder of Preferred Shares may sell all or any part of that number of Common Shares of the Company equal to the product obtained by multiplying (i) the aggregate number of Common Shares covered by the Purchase Offer by (ii) a fraction, the numerator of which is the number of Common Shares of the Company at the time owned by such holder and the denominator of which is the combined number of Common Shares of the Company at the time owned by the Central Shareholder and all holders of Preferred Shares electing to participate in the Central Shareholder's sale of Common Shares. For purposes of making such computation, a holder of Preferred Shares shall be deemed to own the number of Common Shares into which all its Preferred Shares is at the time convertible.

             (b) The holder of Preferred Shares may participate in the sale by delivering to the selling Central Shareholder for transfer pursuant to the Purchase Offer one or more certificates, properly endorsed for transfer, which represent:

                  (i) the number of Common Shares which the holder of Preferred Shares elects to sell pursuant to this Section 6.2; or

                  (ii) that number of Preferred Shares which is at such time convertible into the number of Common Shares which the holder of Preferred Shares elects to sell pursuant to this
          Section 6.2; provided, however, that if the purchase offeror objects to the delivery of Preferred Shares in lieu of Common Shares, the holder of Preferred Shares may convert and deliver Common Shares as provided in subparagraph (b)(i) above.

     SECTION 7.   MISCELLANEOUS.
     ---------    -------------

          7.1  REGISTRATION OF TRANSFER.  The Corporation shall keep
               ------------------------
at its principal office a register for the registration of Preferred Shares. Upon the surrender of any certificate representing Preferred Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Preferred Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Preferred Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such Preferred Shares represented by the surrendered certificate.

          7.2  REPLACEMENT.  Upon receipt of evidence reasonably
               -----------
satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Preferred Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

          7.3  NOTICES.  Except as otherwise expressly provided, all
               -------
notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (a) to the Corporation, at its principal executive offices and (b) to any shareholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by such holder).

     SECTION 8.   VOTING RIGHTS.
     ---------    -------------

          8.1  BOARD REPRESENTATION.  The holders of more than 50%
               --------------------
of the Preferred Shares shall be entitled to select a person to observe all meetings of the Board.

          8.2  OTHER VOTING MATTERS.  The Corporation may take the
               --------------------
various actions listed below only upon satisfying the one or more voting requirements, set forth below, applicable to such action.

               (a) Whenever the Indiana Business Corporation Law provides for a vote of a class of shareholders, the holders of the outstanding shares of any class shall be entitled to vote as a class in respect of any such amendment or transaction and the proposed amendment or transaction shall be approved upon receiving the affirmative vote of the holders of a majority of the outstanding shares of each class of shares entitled to vote as a class in respect thereof and of the total outstanding shares entitled to vote.

               (b)  So long as any Preferred Shares remain
     outstanding, the Corporation shall not, without the affirmative vote or written consent by the holders of more than two-thirds of the Preferred Shares then outstanding:

                    (i)   directly or indirectly declare or pay
          any dividends or make any distributions upon any of its equity securities;

                    (ii)  except for the Investor Securities,
          authorize, issue, or enter into any agreement providing for the issuance (contingent or otherwise) of (A) any notes or debt securities containing equity features with rights superior to those of the Preferred Shares (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (B) any additional series of preferred shares of the Corporation or any equity securities with rights superior to those of the Preferred Shares (or any securities convertible into or exchangeable for any equity securities); or

                    (iii) make any amendment to the Corporation's articles of incorporation or by-laws or enter into any agreements which alter, change or otherwise amend or adversely effect the rights, preferences or privileges of the Preferred Shares.

               (c) In all other events, except as required by the Indiana Business Corporation Law all holders of shares of the Corporation will vote as a single class, with each holder of Preferred Shares being entitled to cast such number of votes as is equal to the number of Common Shares into which the Preferred Shares of such holder would be converted on the date of such vote.

     SECTION 9.     DEFINITIONS.
                    -----------

     "Additional Securities" means (i) any capital stock of the Corporation, whether now authorized or not, (ii) any rights, options or warrants to purchase any such capital stock, or to purchase any securities that are or may become convertible into any such capital stock, and (iii) any securities convertible into any such capital stock; provided, however, that Additional Securities shall not include (a) any Preferred Shares; (b) Common Shares issued upon the conversion of the Preferred Shares; (c) securities issued as a dividend on, subdivision of or other distribution in respect of all outstanding Common Shares, (d) securities issued upon the conversion, exercise or exchange of any option, warrant or convertible security issued as or in connection with a previous issuance of Additional Securities, (e) securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets of such other corporation, or by other reorganization whereby the Corporation ends up owning, directly or indirectly, greater than 50% of the voting power of the outstanding stock of such other corporation, or (f) any Common Shares described in Section 3.3(h).

     "Board" means the Corporation's Board of Directors.

     "Common Share" means a share of the Corporation's common stock.

     "Common Share Equivalent" means, collectively, any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

     "Insolvency Event" means (i) the Corporation commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (C) making a general assignment for the benefit of its creditors; or (ii) there is commenced against the Corporation any case, proceeding or other action of a nature referred to in clause (i) above; or (iii) there is commenced against the Corporation any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets; or (iv) the Corporation takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Corporation generally does not pay its debts as they become due.

     "Liquidation Value" of any Preferred Share as of any particular date will be equal to $1.00 (as adjusted for any divisions, whether by stock split, stock dividend or otherwise, or combinations, whether by reverse stock split or otherwise, of the Preferred Shares).

     "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on the primary exchange on which such security is listed at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. The "Market Price" of a note or other obligation which is not listed on a securities exchange or quoted in the NASDAQ System or reported by the National Quotation Bureau, Incorporated, the total consideration received by the Corporation (including interest) will be discounted at the prime rate of interest at the First National Bank of Chicago in effect at the time the note or obligation is deemed to have been issued. If at any other time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" thereof determined jointly by the Corporation and the holders of a majority of the Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the Preferred Shares; the cost of such appraiser shall be shared equally by the Corporation and the holders of the Preferred Shares.

     "Organic Change" means any capital reorganization, reclassification, consolidation, merger, lease, or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets with respect to or in exchange for Common Shares.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Securities Purchase Agreement" means the Securities Purchase Agreement, entered into as of the 8th day of February, 2000, by and between the Corporation and the investors identified therein.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominates, constitutes and appoints Paul W. Mobley and A. Scott Mobley (or such other person as is designated by the Board of Directors of Noble Roman's, Inc. (the "Company")) (the "Proxies"), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of Common Stock, no par value, of the Company entitled to be voted by the undersigned at the Special Meeting of Shareholders to be held at the Indianapolis Athletic Club, 350 North Meridian Street, Indianapolis, Indiana 46204, at 10:00 a.m., local time, April 25, 2000, and at any adjournments or postponements thereof.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:


1. A proposal to approve an amendment to the Articles of Incorporation of the Company to (i) increase the number of authorized shares of capital stock of the Company to 30,000,000, (ii) to increase the number of authorized shares of Common Stock of the Company to 25,000,000, and (iii) to create 5,000,000 shares of "Blank Check" Preferred Stock.

     / / FOR                   / / AGAINST                 / / ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" the matters listed in Proposal 1.

     The undersigned acknowledges receipt of the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and the Notice of the Special Meeting and the Proxy Statement. Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                                 / / PLEASE CHECK THIS BOX IF YOU PLAN TO
                                     ATTEND THE MEETING IN PERSON.

                                 SIGN HERE _________________________________
                                           (Please sign exactly as name
                                           appears at left)


                                 SIGN HERE _________________________________
                                           Executors, administrators,
                                           trustees, etc. should so
                                           indicate when signing


                                 DATED _____________________________________